UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 13, 2010

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                Maryland                                        1-11533                                      74-2123597

 (State or Other Jurisdiction           (Commission File Number)                         (IRS Employer

          of Incorporation)                                                                                   Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

Item 5.07        Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on May 13, 2010, the stockholders (i) elected the nine director nominees, (ii) ratified the adoption of the Parkway Properties, Inc. 2010 Omnibus Equity Incentive Plan, as amended, and (iii) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2010 fiscal year.

The results of the voting for the nine director nominees were as follows:

Name	Affirmative	Withheld	Broker Non-Votes
Charles T. Cannada	17,770,539	315,739	1,339,424
Laurie L. Dotter	17,765,516	320,762	1,339,424
Daniel P. Friedman	10,223,731	7,862,547	1,339,424
Michael J. Lipsey	17,772,056	314,222	1,339,424
Brenda J. Mixson	16,879,409	1,206,869	1,339,424
Steven G. Rogers	17,755,259	331,019	1,339,424
Leland R. Speed	17,710,213	376,065	1,339,424
Troy A. Stovall	9,133,012	8,953,266	1,339,424
Lenore M. Sullivan	9,514,548	8,571,730	1,339,424

The results of the voting for the ratification and adoption of the Parkway Properties, Inc. 2010 Omnibus Equity Incentive Plan, as amended, were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
17,085,872	979,440	20,966	1,339,424

A copy of the amended and restated Parkway Properties, Inc. 2010 Omnibus Equity Incentive Plan is filed as Exhibit 10.1 hereto.

The results of the voting for the ratification of KPMG LLP as the Company's independent registered public accounting firm for the 2010 fiscal year were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
18,208,911	1,212,997	3,793	-

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

10.1     Parkway Properties, Inc. 2010 Omnibus Equity Incentive Plan, as amended and restated as of May 13, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 17, 2010

                                                                                                                           PARKWAY PROPERTIES, INC.

                                                                                                                             By: /s/ Mandy M. Pope

                                                                                                                       Mandy M. Pope

                                                                                                                       Executive Vice President and Chief Accounting Officer

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